UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2020

KeyCorp

(Exact name of registrant as specified in charter)

001-11302

(Commission File Number)

Ohio	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $1 par value	KEY	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E)	KEY PrI	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series F)	KEY PrJ	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series G)	KEY PrK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 9, 2020, KeyCorp (the “Company”) updated its Medium-Term Note Program, under which the Company may issue from time to time Senior Medium-Term Notes, Series Q (the “Series Q Notes”), and Subordinated Medium-Term Notes, Series R (the “Series R Notes,” and together with the Series Q Notes, the “Notes”). The Series Q Notes will be issued pursuant to the Indenture dated as of June 10, 1994, as amended by a First Supplemental Indenture dated as of November 14, 2001 and further amended by a Second Supplemental Indenture dated as of November 13, 2013 (as so amended, the “Senior Indenture”) between the Company and Deutsche Bank Trust Company Americas, as Senior Note Trustee, and the Officers’ Certificate and Company Order dated June 9, 2020, pursuant to Sections 201, 301 and 303 of the Senior Indenture. The Series R Notes will be issued pursuant to the Indenture dated as of June 10, 1994, as amended by a First Supplemental Indenture dated as of November 14, 2001 and further amended by a Second Supplemental Indenture dated as of November 13, 2013 (as so amended, the “Subordinated Indenture”) between the Company and Deutsche Bank Trust Company Americas, as Subordinated Note Trustee, and the Officers’ Certificate and Company Order dated June 9, 2020, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture. The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3, File No. 333-239044.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Distribution Agreement dated June 9, 2020 between the Company and the Agents named therein.

4.1	Officers’ Certificate and Company Order dated June 9, 2020, pursuant to Sections 201, 301 and 303 of the Senior Note Indenture (excluding exhibits thereto).

4.2	Officers’ Certificate and Company Order dated June 9, 2020, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture (excluding exhibits thereto).

4.3	Specimen of Notes:

	(a)	Series Q Fixed Rate Note;

	(b)	Series Q Floating Rate Note;

	(c)	Series Q Master Global Note;

	(d)	Series R Fixed Rate Note;

	(e)	Series R Floating Rate Note; and

	(f)	Series R Master Global Note.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYCORP

Date: June 9, 2020	/s/ Craig T. Beazer
	By:	Craig T. Beazer
General Counsel and Secretary